SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 9, 2017

VARIAN MEDICAL SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7598	94-2359345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Hansen Way, Palo Alto, CA	94304-1030
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(650) 493-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of certain Officers; Compensatory Arrangements of certain Officers.

On February 9, 2017, at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Varian Medical Systems, Inc. (the “Company”), the Company’s stockholders approved the Varian Medical Systems, Inc. Fourth Amended and Restated 2005 Omnibus Stock Plan (the “Fourth Amended and Restated 2005 Omnibus Stock Plan”) to (i) preserve our ability to grant awards that are intended to be fully deductible under Section 162(m) of the Internal Revenue Code, (ii) set a limit on the total value of equity and cash compensation that may be paid to each of our non-employee directors each fiscal year, and (iii) make other changes described in our proxy statement on Schedule 14A filed on December 30, 2016 (the “Proxy Statement”).

A summary of the Fourth Amended and Restated 2005 Omnibus Stock Plan is set forth in the Proxy Statement.  That summary and the foregoing description are qualified in their entirety by reference to the text of the Fourth Amended and Restated 2005 Omnibus Stock Plan, which was filed as Appendix A to the Proxy Statement and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

The final results for the votes of the Annual Meeting regarding each proposal are set forth in the following tables. Each of these proposals is described in detail in the Company’s Proxy Statement.

Proposal One:

Elect the following individuals as directors for one-year terms ending with the 2018 Annual Meeting of Stockholders:

	For	Withheld	Broker Non-Votes
Susan L. Bostrom	72,524,370	1,645,933	7,310,009
Judy Bruner	73,194,227	976,076	7,310,009
Regina E. Dugan	73,706,684	463,619	7,310,009
R. Andrew Eckert	72,716,945	1,453,358	7,310,009
Mark R. Laret	72,579,880	1,590,423	7,310,009
Dow R. Wilson	73,356,516	813,787	7,310,009

Proposal Two:

Approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
66,909,990	3,925,836	3,334,477	7,310,009

Proposal Three:

Approve an advisory vote on the frequency of conducting the executive compensation advisory vote:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
64,961,247	305,712	8,798,102	105,242	7,310,009

In light of the stockholder’s strong preference for One Year, the Company has decided that it will continue to conduct the executive compensation advisory vote annually.

Proposal Four:

Approve the Company’s Fourth Amended Restated 2005 Omnibus Stock Plan:

For	Against	Abstain	Broker Non-Votes
69,448,997	4,596,852	124,454	7,310,009

Proposal Five:

Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2017:

For	Against	Abstain	Broker Non-Votes(1)
79,470,756	1,955,395	54,161	—

(1)	Pursuant to the rules of the New York Stock Exchange, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Varian Medical Systems, Inc.’s Fourth Amended and Restated 2005 Omnibus Stock Plan, which is incorporated herein by reference to Appendix A of the Company’s Proxy Statement for its 2017 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on December 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Varian Medical Systems, Inc.

By:	/s/ John W. Kuo
Name:	John W. Kuo
Title:	Senior Vice President, General Counsel and Corporate Secretary

Dated: February 14, 2017

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